Exhibit 99.2
© 2026 United Community Bank | ucbi.com 1Q26 Investor Presentation April 21, 2026

Disclosures 2 CAUTIONARY STATEMENT This Investor Presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to general competitive, economic, political, regulatory and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this Investor Presentation can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2025, and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”). Many of these factors are beyond United’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United. United qualifies all forward-looking statements by these cautionary statements. NON-GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations, such as "noninterest income – operating", “noninterest expense – operating,” “operating net income,” “pre-tax, pre-provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre-tax pre-provision - operating,” “return on assets - pre-tax, pre-provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. Further, United’s management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about United’s operations and performance. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

$28.2 BILLION IN TOTAL ASSETS United Community Banks, Inc. Note: See Glossary located at the end of this presentation for reference on certain acronyms (1) 1Q26 regulatory capital ratio is preliminary 3 UCBI Banking Offices Regional Full-Service Branch Network National Navitas and SBA Markets Company Overview $24.0 BILLION IN TOTAL DEPOSITS $3.4 BILLION IN AUM 13.4% CET1 RBC(1) $19.6 BILLION IN TOTAL LOANS $0.25 QUARTERLY COMMON DIVIDEND 200 BANKING OFFICES ACROSS THE SOUTHEAST MOST AWARDED BANK in the Southeast region for retail banking customer satisfaction - J.D. Power BEST BANK AWARDS for outstanding performance in small business banking in 2026 - Coalition Greenwich BEST BANKS TO WORK FOR in 2025 for the ninth consecutive year - American Banker Premier Southeast Regional Bank – Committed to Service Since 1950 Metro-focused branch network with locations in the fastest-growing MSAs in the Southeast 190 branches, 10 LPOs, and 5 MLOs across six Southeast states; Top 10 deposit market share in GA and SC Extended Navitas and SBA Markets Navitas subsidiary is a technology-enabled, small-ticket, essential-use commercial equipment financing provider SBA business has both in-footprint and national business (4 specific verticals)

1Q26 Highlights

$0.69 Diluted earnings per share – GAAP
$0.70 Diluted earnings per share – operating[(1)]
19% Year-over-year improvement

1.22% Return on assets – GAAP
1.22% Return on assets – operating[(1)]
18 bps Year-over-year improvement

1.67% Cost of deposits
38 bps Year-over-year improvement
27% DDA / customer deposits

12% Year-over-year revenue growth
9.4% Return on common equity – GAAP
13.1% Return on tangible common equity – operating[(1)]

56.7% Efficiency ratio – GAAP
55.7% Efficiency ratio – operating[(1)]
57 bps Year-over-year improvement

$22.56 TBV per share[(1)]
10% Annual growth
3.65% Net interest margin
29 bps Year-over-year improvement

1Q26 Notable non-operating items:
$6.7 million One-time payroll transition bonus[(2)]
$5.2 million Gain on termination of sub-debt cap
$1.9 million Release of FDIC special assessment



Diluted Earnings Per Share
$0.58
$0.59
$0.70
$0.71
$0.69
$0.70
1Q25
4Q25
1Q26
GAAP
Operating (1)



Return on Assets
1.02%
1.04%
1.21%
1.22%
1.22%
1.22%
1Q25
4Q25
1Q26
GAAP
Operating (1)



Book Value Per Share
$28.42
$20.58
$30.17
$22.24
$30.54
$22.56
1Q25
4Q25
1Q26
GAAP
Tangible (1)



Revenue Growth
$248
$260
$277
$278
$277
3.36%
3.50%
3.58%
3.62%
3.65%
1Q25
2Q25
3Q25
4Q25
1Q26
Net Interest Income
Noninterest Income
NIM %

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance
(2) One-time expense due to a payroll transition bonus associated with our change to a bi-weekly payroll cycle in arrears

4

8,844 9,122 9,220 8,770 9,009 11,597 11,758 11,797 11,713 11,745 161 156 156 175 165 3,160 2,927 2,848 3,140 3,107 1Q25 2Q25 3Q25 4Q25 1Q26 Commercial Consumer Brokered Public Funds 5.25% 5.18% 4.58% 4.25% 4.25% 4.21% 3.77% 3.50% 2.35% 2.35% 2.20% 2.05% 2.01% 1.97% 1.76% 1.67% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Fed Target Average Lower Bound United Cost of Deposits Outstanding Deposit Franchise Deposit Costs Improved 9 bps in 1Q26 5 Customer Deposit Growth On an end-of-period basis, customer deposits grew by $237 million, or 4.0% annualized, from 4Q25 Public funds of $3.1 billion declined by $34 million from 4Q25 DDA comprises 27% of customer deposits Consistent Deposit Portfolio Growth $ in millions Deposit Costs Continue to Trend Down Cumulative non-maturity IB deposit beta of 56% through 1Q26 Time deposits ran off at 3.36% while new volume came on at 3.06% in 1Q26 Short CD duration, with 52% of the $3.7 billion book maturing in the next 3 months at 3.39% average rate 39% Cumulative Total Deposit Beta

$18,425 $18,921 $19,175 $19,384 $19,602 1Q25 2Q25 3Q25 4Q25 1Q26 Loans Excl. Acquired Acquired Loans (ANB) Consistent Loan Portfolio Growth Loan Growth Quarter Highlights Loan growth of $218 million, or 4.5% annualized, from 4Q25 Strong loan growth in targeted segments C&I growth was 10% annualized in 1Q26, including $91 million, or 9% annualized, in Owner Occupied CRE and $75 million, or 11% annualized, in all other C&I HELOC growth of $25 million, or 8% annualized, in 1Q26 Construction and CRE ratios as a percentage of total RBC were 41% and 194%, respectively 6 1Q26 Total Loans $19.6 Billion 5% 1% 1% 45% 25% 16% 7% C&I Commercial Construction CRE Other Consumer Residential Mortgage Home Equity Residential Construction $ in millions Note: C&I includes Commercial & Industrial and Owner Occupied CRE +6%

78% 79% 80% 82% 82% 92% 1Q25 2Q25 3Q25 4Q25 1Q26 United KRX Peer Median Substantial balance sheet liquidity and strong regulatory capital and tangible common equity ratios Notified holders of intent to extinguish $100 million of subordinated debt on April 30 Subordinated debt currently contributes $20 million qualifying Tier 2 capital $5.2 million gain on rate cap termination in 1Q26. Cap served as a hedge on subordinated debt Loan to deposit ratio flat from 4Q25, as strategic shift toward higher-earning assets was complemented by deposit growth Loans increased $218 million in 1Q26 while investment securities decreased $202 million Substantially all bank funding comes from core deposit base 9.2% 9.5% 9.7% 9.9% 9.9% 8.8% 1Q25 2Q25 3Q25 4Q25 1Q26 United KRX Peer Median Loans / Core Deposits % Tangible Common Equity / Tangible Assets % Common Equity Tier 1 RBC %* 13.3% 13.3% 13.4% 13.4% 13.4% 12.1% 1Q25 2Q25 3Q25 4Q25 1Q26 United KRX Peer Median Balance Sheet Strength – Liquidity and Capital 7 *1Q26 regulatory capital ratio is preliminary

8 Risk-Based Capital Ratios Tangible Book Value Per Share Q1 Actions Repurchased $37 million of common stock (1.1 million shares) in 1Q26 at average price of $33.97 per share Remaining authorization of $63 million in 2026 Quarterly common dividend of $0.25 per share, up 4% vs. prior year Capital Ratios CET1 remains above peers at 13.4% Leverage ratio increased 17 bps to 10.5%, as compared to 4Q25 TCE of 9.9% flat from 4Q25 and 74 bps improved from 1Q25 13.3% 13.3% 13.4% 13.4% 12.1% 13.4% 0.4% 0.4% 0.6% 1.4% 1.4% 1.4% 1.3% 2.0% 1.2% 15.1% 15.1% 14.8% 14.8% 14.8% 14.6% 1Q25 2Q25 3Q25 4Q25 4Q25 KRX Peer Median 1Q26* CET1 Additional Tier 1 Tier 2 Capital Ratios $22.56 $22.24 $0.69 ( $0.25 ) ( $0.11 ) ( $0.03 ) $0.02 4Q25 TBV GAAP Earnings Dividends Share Repurchases Change in AOCI Other 1Q26 TBV *1Q26 regulatory capital ratios are preliminary Deployment

$212.0 $225.5 $233.6 $237.9 $232.8 3.36% 3.50% 3.58% 3.62% 3.65% $ 100.0 $ 120.0 $ 140.0 $ 160.0 $ 180.0 $ 200.0 $ 220.0 $ 240.0 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Revenue Net Interest Margin 3.65% 3.62% (0.01%) 0.02% 0.02% 4Q25 NIM Rate Mix Day Count / Other 1Q26 NIM Five Consecutive Quarters of Net Interest Margin Expansion 1Q26 NIM Up 3 bps Net interest margin of 3.65% was up 3 bps from 4Q25 Net interest revenue decreased $5.2 million from 4Q25, primarily due to day count and a smaller balance sheet, but increased $20.7 million from 1Q25 Purchased loan accretion totaled $3.8 million and contributed 6 bps to the margin, flat from 4Q25 Back book repricing of assets below current market pricing continues to be a tailwind Over the next 12 months, $1.4 billion in fixed-rate assets with an average rate of 4.63% will contractually reprice or mature Net Interest Revenue / Margin (1) Yields & Costs 6.10% 6.19% 6.21% 6.05% 5.99% 3.36% 3.50% 3.58% 3.62% 3.65% 2.83% 2.76% 2.69% 2.39% 2.30% 1Q25 2Q25 3Q25 4Q25 1Q26 Loan Yield NIM Cost of IBL (1) Net interest margin is calculated on a fully taxable equivalent basis (1) 9 $ in millions +29 bps

Noninterest Income



$ in millions
$35.7
$34.7
$43.2
$40.5
$43.7
$14.1
$12.8
$17.6
$15.9
$20.8
$1.4
$2.0
$2.4
$2.1
$1.9
$4.5
$4.4
$4.8
$5.2
$4.6
$6.1
$5.4
$7.1
$6.5
$6.9
$9.5
$10.1
$11.4
$10.7
$9.5
1Q25
2Q25
3Q25
4Q25
1Q26 (1)
Service Charges
Mortgage
Brokerage / Wealth Mgmt
Loan Sale Gains
Other

Linked Quarter

- GAAP noninterest income increased $3.3 million from 4Q25
  - Includes a one-time gain of $5.2 million on termination of sub-debt cap
- Operating noninterest income decreased $1.9 million from 4Q25
  - Loan sale gains of $1.9 million decreased $0.3 million from 4Q25
    - Sold $26.3 million of SBA loans and $8.3 million of Navitas loans
  - Service charges decreased $1.1 million and brokerage fees decreased $0.5 million driven by seasonality

Year-over-Year

- GAAP noninterest income increased $8.1 million from 1Q25
- Operating noninterest income increased $2.9 million from 1Q25
  - Other income improvement was driven by customer swap fees, up $0.6 million, and Treasury Management fees, up $0.4 million
  - Mortgage fee improvement driven by higher volume
    - Lock volume up 24% from 1Q25
  - Loan sale gains increased $0.5 million

(1) Mortgage income presentation above includes a negative $1.1 million mark on trading securities purchased as an economic hedge to offset volatility in the MSR asset. The mark on the MSR asset in 1Q26 was a positive $1.1 million. In GAAP financial statements, the economic hedge is reflected in Other Income, rather than in Mortgage

10

Noninterest Expense


Noninterest Expense
$ in millions
$141.1
$139.8
$147.9
$143.1
$150.9
$147.4
$152.0
$151.4
$157.3
$151.6
1Q25
2Q25
3Q25
4Q25
1Q26
GAAP
Operating (1)

- GAAP noninterest expense increased $5.3 million compared to the prior quarter, primarily driven by two non-operating items:
  - $6.7 million payroll transition bonus associated with our change to a bi-weekly payroll cycle in arrears
  - $1.9 million release of FDIC special assessment accrual
- Operating noninterest expense increased $0.2 million compared to the prior quarter, including seasonally higher payroll taxes, partially offset by lower variable compensation
- GAAP noninterest expense increased $16.2 million year over year
- Operating noninterest expense increased $11.8 million year over year including new hires, merit increases, and higher variable compensation


Efficiency Ratio
56.7%
56.2%
56.7%
54.8%
54.3%
53.1%
54.4%
54.2%
56.7%
55.7%
1Q25
2Q25
3Q25
4Q25
1Q26
GAAP
Operating (1)

- 1Q26 operating efficiency ratio of 55.7%
- Operating efficiency ratio improved 57 bps from 1Q25, with improvement driven by positive operating leverage
- Continued focus on hiring revenue producers in targeted segments, with net addition of 10 producers, a 6% increase from 4Q25

(1) See non-GAAP reconciliation table slides in the exhibits to this presentation for a reconciliation of operating performance measures to GAAP performance

11

1Q26 net charge-offs of $10.4 million, or 0.22% of average loans, improved $6.0 million from 4Q25 Nonperforming assets were 0.50% of total loans, up 2 bps from 4Q25 Past due loans improved $16.7 million during the quarter and were 0.14% of total loans, down 9 bps from 4Q25 Higher-risk loans, defined as special mention plus substandard accruing, were 2.9%, improved from 3.2% in 4Q25 Credit Quality Net Charge-Offs as % of Average Loans Nonperforming Assets & Past Due Loans as a % of Total Loans 0.64% 0.64% 0.64% 0.51% 0.44% 0.51% 0.48% 0.50% 0.26% 0.19% 0.17% 0.21% 0.14% 0.23% 0.23% 0.14% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 NPAs (%) Past Dues (%) 1.5% 1.7% 1.8% 1.9% 1.8% 1.5% 1.3% 1.3% 1.3% 1.3% 1.4% 1.2% 1.4% 1.5% 1.8% 1.6% 2.8% 3.0% 3.2% 3.1% 3.1% 3.1% 3.2% 2.9% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Substandard Accruing (%) Special Mention (%) Special Mention & Substandard Accruing Loans as a % of Total Loans 12 0.26% 0.52% 0.21% 0.21% 0.18% 0.16% 0.34% 0.22% 0.15% 0.45% 0.08% 0.11% 0.08% 0.05% 0.26% 0.10% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 United United Excl. Navitas (1) Includes 24 basis points of expected lifetime losses related to the 3Q24 sale of manufactured housing loans (1)

Allowance for Credit Losses Allowance for Credit Losses (ACL) by Product Allowance for Credit Losses (ACL) Provision of $10.9 million, down $2.8 million from 4Q25 Allowance coverage of 1.15%, down slightly from prior quarter $212 $217 $216 $210 $208 $11 $12 $12 $15 $18 1.21% 1.21% 1.19% 1.16% 1.15% 0.65% 0.75% 0.85% 0.95% 1.05% 1.15% 1.25% 1.35% 1.45% 1.55% $50 $70 $90 $110 $130 $150 $170 $190 $210 $230 1Q25 2Q25 3Q25 4Q25 1Q26 ACL - Loans ACL - Unfunded ACL - Allowance for Credit Losses / Loans % 13 $ in millions 1Q25 4Q25(1) 1Q26 ACL / Loans Reserve Amount ACL / Loans Reserve Amount ACL / Loans Reserve Amount $ in thousands Owner Occupied CRE 21,505 0.63% 24,888 0.63% 25,127 0.62% Income Producing CRE 45,817 1.04% 44,071 0.88% 41,358 0.83% Commercial & Industrial 37,704 1.50% 43,269 1.60% 43,696 1.58% Commercial Construction 16,725 0.99% 8,286 0.83% 10,198 0.95% Equipment Financing 47,600 2.76% 45,852 2.48% 42,862 2.26% Residential Mortgage 29,679 0.92% 29,241 0.93% 29,333 0.94% Home Equity 10,297 0.94% 11,849 0.90% 12,769 0.95% Residential Construction 1,622 0.95% 1,799 0.94% 1,900 1.03% Consumer 1,025 0.56% 1,174 0.63% 1,153 0.62% ACL - Loans 211,974 1.15% 210,429 1.09% 208,396 1.06% ACL - Unfunded 11,227 15,091 17,600 Total ACL $223,201 1.21% $225,520 1.16% $225,996 1.15% (1) Note: Reserve amounts by product updated to capture impact of 4Q25 reclass from Commercial Construction to Investor CRE and Owner Occupied CRE, which are reflected in 2025 10-K filing

Member FDIC © 2026 United Community Bank | ucbi.com 1Q26 INVESTOR PRESENTATION Exhibits

Cultural Foundations of United Community 15 Our Story Founded 76 years ago as Union County Bank, United Community has stayed true to its roots by prioritizing service. We continue to embrace our small-town, personal touch while offering a comprehensive range of personal and business banking services. Team We play to win together as a team Truth We want to see things as they are, not as we want them to be Trust We trust in people Caring We treat our customers, and each other, the way that we would want to be treated Best Bank to Work For in 2025 for the 9 th consecutive year Most Awarded Bank in the Southeast Region for Retail Banking Customer Satisfaction Best Bank Awards for outstanding small business banking in 2026 Our Core Values Our Vision To Be a Legendary Bank Our Accolades Our Purpose To Build Communities

Average Deposit Costs 16 1Q25 2Q25 3Q25 4Q25 1Q26 $ in billions; rates annualized Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance DDA $6.2 N/A $6.4 N/A $6.4 N/A $6.4 N/A $6.3 N/A NOW $6.1 2.47% $6.1 2.45% $5.8 2.39% $6.1 2.08% $5.9 1.95% MMDA $6.6 3.05% $6.6 2.99% $6.9 2.91% $7.0 2.51% $6.8 2.42% Savings $1.1 0.23% $1.2 0.49% $1.1 0.23% $1.1 0.18% $1.1 0.18% Time $3.4 3.63% $3.5 3.47% $3.7 3.43% $3.7 3.29% $3.7 3.14% Total Interest-Bearing $17.3 2.79% $17.5 2.73% $17.5 2.68% $17.8 2.39% $17.5 2.27% Total Deposits $23.5 2.05% $23.8 2.01% $23.9 1.97% $24.2 1.76% $23.7 1.67%

Navitas Portfolio Net Charge-Offs & Weighted Average FICO Scores Navitas represents 9.7% of total loans Navitas ACL / Loans of 2.26% Navitas net charge-offs of $5.8 million, or 1.25% annualized, in 1Q26 Of the $5.8 million in NCOs, $0.6 million came from the Long Haul Trucking segment as the book shrank to just $12 million Excluding Long Haul Trucking losses, Navitas losses were 1.13% of total Navitas loans Navitas Performance $1,581 $1,603 $1,663 $1,722 $1,778 $1,808 $1,848 $1,897 9.58% 9.64% 9.68% 9.70% 9.71% 9.70% 9.70% 9.63% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Navitas Loans $ Portfolio Yield % 17 1.42% 1.34% 1.43% 1.20% 1.14% 1.22% 1.11% 1.25% 758 759 760 761 761 762 762 762 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 NCOs % - Navitas Weighted Average FICO - Total Portfolio $ in millions Navitas Portfolio Concentrations by State 11% 10% 10% 6% 5% 58% CA TX FL NY NJ Other States

Rate locks were $408 million, up $89 million from 4Q25 and up $78 million from 1Q25 Sold $175 million of loans in 1Q26, approximately flat to 4Q25 and up $34 million from 1Q25 76% of locked loans were fixed-rate mortgages, which were either sold in 1Q26 or are contemplated to be sold once closed 1Q26 was the strongest production quarter since 2022, in both application and lock volume, helped by a period of lower rates Mortgage Locks & Sales Mortgage Funded Volume Mortgage Activity Trends $330 $359 $377 $319 $408 $141 $175 $175 $171 $175 2.9% 2.9% 2.6% 2.9% 2.3% 1Q25 2Q25 3Q25 4Q25 1Q26 Mortgage Locks $ Loans Sold $ Gain on Sale % $129 $196 $185 $181 $179 $58 $89 $97 $80 $72 1Q25 2Q25 3Q25 4Q25 1Q26 HFS Funded $ HFI Funded $ 18 At 71% of funded volume, purchases remained the primary driver of mortgage activity, compared to 29% refinance volume $ in millions $ in millions

Footprint Focused on High-Growth Southeast MSAs

Top 10 MSAs - % of Total Deposits



Rome, GA
2.0%
Myrtle Beach, SC
2.1%
Orlando, FL
2.1%
Knoxville, TN
2.8%
Gainesville, GA
3.4%
Raleigh, NC
3.9%
Nashville, TN
4.7%
Miami, FL
5.9%
Greenville, SC
8.4%
Atlanta, GA
22.3%

Fastest Growing Major Southeast MSAs (1)	UCBI's % of Total Deposits	'26 – '31 Proj. Pop. Growth %	'26 – '31 Proj. HHI. Growth %
1) Jacksonville, FL	0.78%	8.79	9.73
2) Orlando, FL	2.11%	8.32	14.57
3) Raleigh, NC	3.92%	8.28	13.27
4) Charlotte, NC	1.72%	7.18	13.18
5) Tampa, FL	0.09%	6.74	14.76
6) Greenville, SC	8.44%	6.65	14.29
7) Nashville, TN	4.67%	5.72	14.70
8) Miami, FL	5.90%	5.67	17.49
9) Atlanta, GA	22.30%	4.21	11.42
10) Richmond, VA	--	3.99	11.92
11) Washington, DC	--	2.80	8.79
12) Louisville, KY	--	2.61	11.07

United MSA Presence

Fastest Growing Mid-Sized Southeast MSAs (2)	UCBI's % of Total Deposits	'26 – '31 Proj. Pop. Growth %	'26 – '31 Proj. HHI. Growth %
1) Winter Haven, FL	--	10.89	16.49
2) Port St. Lucie, FL	0.16%	10.15	16.41
3) Sarasota, FL	0.15%	9.84	13.25
4) Daytona Beach, FL	--	8.49	14.36
5) Fort Myers, FL	--	8.45	13.51
6) Melbourne, FL	0.16%	7.93	13.21
7) Huntsville, AL	1.29%	7.91	8.85
8) Fayetteville, AR	--	7.73	12.74
9) Charleston, SC	1.25%	7.48	13.25
10) Pensacola, FL	--	7.10	14.38
11) Durham, NC	--	5.11	12.79
12) Columbia, SC	0.22%	4.81	11.86
13) Knoxville, TN	2.77%	4.76	13.09
14) Winston-Salem, NC	0.00%	4.17	10.64
15) Chattanooga, TN	0.21%	3.75	10.20

(1) Includes MSAs with a population greater than 1,000,000
(2) Includes MSAs with a population between 500,000 and 1,000,000

19

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	1Q25	2Q25	3Q25	4Q25	1Q26
Noninterest Income					
Noninterest income - GAAP	$ 35,656	$ 34,708	$ 43,219	$ 40,462	$ 43,746
Gain on terminated cash flow hedge	-	-	-	-	(5,184)
Noninterest income - operating	$ 35,656	$ 34,708	$ 43,219	$ 40,462	$ 38,562
Noninterest Expense					
Noninterest expense - GAAP	$ 141,099	$ 147,919	$ 150,868	$ 152,048	$ 157,302
Payroll transition bonus	-	-	-	-	(6,704)
FDIC special assessment accrual reversal	-	-	-	-	1,885
Merger-related and other charges	(1,297)	(4,833)	(3,468)	(606)	(873)
Expenses - operating	$ 139,802	$ 143,086	$ 147,400	$ 151,442	$ 151,610
Diluted Earnings Per Share					
Diluted earnings per share - GAAP	$ 0.58	$ 0.63	$ 0.70	$ 0.70	$ 0.69
Payroll transition bonus	-	-	-	-	0.04
Gain on terminated cash flow hedge	-	-	-	-	(0.03)
FDIC special assessment accrual reversal	-	-	-	-	(0.01)
Merger-related and other charges	0.01	0.03	0.02	0.01	0.01
Deemed dividend on preferred stock redemption	-	-	0.03	-	-
Diluted earnings per share - operating	$ 0.59	$ 0.66	$ 0.75	$ 0.71	$ 0.70
Book Value Per Share					
Book value per share - GAAP	$ 28.42	$ 28.89	$ 29.44	$ 30.17	$ 30.54
Effect of goodwill and other intangibles	(7.84)	(7.89)	(7.85)	(7.93)	(7.98)
Tangible book value per share	$ 20.58	$ 21.00	$ 21.59	$ 22.24	$ 22.56
Return on Tangible Common Equity					
Return on common equity - GAAP	7.89 %	8.45 %	9.20 %	9.48 %	9.35 %
Payroll transition bonus	-	-	-	-	0.58
Gain on terminated cash flow hedge	-	-	-	-	(0.45)
FDIC special assessment accrual reversal	-	-	-	-	(0.16)
Merger-related and other charges	0.12	0.42	0.29	0.05	0.07
Deemed dividend on preferred stock redemption	-	-	0.34	-	-
Return on common equity - operating	8.01	8.87	9.83	9.53	9.39
Effect of goodwill and intangibles	3.20	3.47	3.73	3.78	3.66
Return on tangible common equity - operating	11.21 %	12.34 %	13.56 %	13.31 %	13.05 %

20

Non-GAAP Reconciliation Tables

	1Q25		2Q25		3Q25		4Q25		1Q26	
Return on Assets										
Return on assets - GAAP	1.02	%	1.11	%	1.29	%	1.21	%	1.22	%
Payroll transition bonus	-		-		-		-		0.07	
Gain on terminated cash flow hedge	-		-		-		-		(0.06)	
FDIC special assessment accrual reversal	-		-		-		-		(0.02)	
Merger-related and other charges	0.02		0.05		0.04		0.01		0.01	
Return on assets - operating	1.04	%	1.16	%	1.33	%	1.22	%	1.22	%
Return on Assets to Return on Assets - Pre-Tax, Pre-Provision										
Return on assets - GAAP	1.02	%	1.11	%	1.29	%	1.21	%	1.22	%
Income tax expense	0.29		0.31		0.38		0.37		0.35	
Provision for credit losses	0.23		0.17		0.11		0.19		0.16	
Payroll transition bonus	-		-		-		-		0.10	
Gain on terminated cash flow hedge	-		-		-		-		(0.08)	
FDIC special assessment accrual reversal	-		-		-		-		(0.03)	
Merger-related and other charges	0.01		0.07		0.05		0.01		0.01	
Return on assets - pre-tax, pre-provision - operating	1.55	%	1.66	%	1.83	%	1.78	%	1.73	%
Efficiency Ratio										
Efficiency ratio - GAAP	56.74	%	56.69	%	54.30	%	54.40	%	56.66	%
Payroll transition bonus	-		-		-		-		(2.41)	
Gain on terminated cash flow hedge	-		-		-		-		1.03	
FDIC special assessment accrual reversal	-		-		-		-		0.68	
Merger-related and other charges	(0.52)		(1.85)		(1.25)		(0.21)		(0.31)	
Efficiency ratio - operating	56.22	%	54.84	%	53.05	%	54.19	%	55.65	%
Tangible Common Equity to Tangible Assets										
Equity to assets ratio - GAAP	12.56	%	12.86	%	12.78	%	12.99	%	12.97	%
Effect of goodwill and intangibles	(3.06)		(3.10)		(3.07)		(3.07)		(3.05)	
Effect of preferred equity	(0.32)		(0.31)		-		-		-	
Tangible common equity to tangible assets	9.18	%	9.45	%	9.71	%	9.92	%	9.92	%

21

Glossary ACL – Allowance for Credit Losses MH – Manufactured Housing ALLL – Allowance for Loan Losses MLO – Mortgage Loan Office AOCI – Accumulated Other Comprehensive Income (Loss) MMDA – Money Market Deposit Account AUM – Assets Under Management MTM – Marked-to-Market BPS – Basis Points MSA – Metropolitan Statistical Area C&I – Commercial and Industrial MSR – Mortgage Servicing Rights Asset C&D – Construction and Development NCO – Net Charge-Offs CECL – Current Expected Credit Losses NIM – Net Interest Margin CET1 – Common Equity Tier 1 Capital NOW – Negotiable Order of Withdrawal CRE – Commercial Real Estate NPA – Non-Performing Asset DDA – Demand Deposit Account OO CRE – Owner Occupied Commercial Real Estate EOP – End of Period PCD – Loans Purchased with Credit Deterioration EPS – Earnings Per Share PTPP – Pre-Tax, Pre-Provision Earnings FTE – Fully-Taxable Equivalent RBC – Risk Based Capital GAAP – Accounting Principles Generally Accepted in the USA ROA – Return on Assets HELOC – Home Equity Line of Credit SBA – United States Small Business Administration IBL – Interest-Bearing Liabilities TCE – Tangible Common Equity KRX – KBW Nasdaq Regional Banking Index USDA – United States Department of Agriculture LPO – Loan Production Office YOY – Year over Year 22